UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2012

Great Wolf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Junction Road, Suite 6000 South, Madison, Wisconsin	53717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (608) 662-4700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2012, Great Wolf Resorts, Inc., a Delaware corporation (the “Company”), entered into a First Amendment (the “Merger Agreement Amendment”) to that certain Agreement and Plan of Merger, dated as of March 12, 2012, by and among the Company, K-9 Acquisition, Inc. (“Offeror”) and K-9 Holdings, Inc. (the “Parent”) (the “Merger Agreement”). Under the terms of the Merger Agreement, on March 13, 2012, Offeror commenced a tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Shares”). Under the Merger Agreement Amendment, (i) the Offer Price (as defined in the Merger Agreement) was increased from $5.00 per Common Share to $6.75 per Common Share and (ii) the amount of the Company Termination Fee (as defined in the Merger Agreement) was increased (a) in certain circumstances, from $5,300,000 plus reimbursement of certain expenses up to $1,700,000, to $6,700,000 plus reimbursement of certain expenses up to $2,300,000 and (b) in certain other circumstances, from reimbursement of certain expenses up to $1,700,000, to reimbursement of certain expenses up to $2,300,000.

Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on March 13, 2012, remains in full force and effect as originally executed on March 12, 2012. The preceding summary is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 6, 2012, the Company and Parent issued a press release announcing the execution of the Merger Agreement Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On April 8, 2012, the Company confirmed by press release receipt of an unsolicited letter from KSL Capital Partners Management III, LLC proposing to acquire all of the outstanding Common Shares for $7.00 per Common Share, subject to certain conditions, including due diligence and certain conditions related to debt waivers. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of April 6, 2012, by and among K-9 Acquisition, Inc., K-9 Holdings, Inc. and Great Wolf Resorts, Inc.

99.1	Joint Press Release issued by K-9 Acquisition, Inc., K-9 Holdings, Inc. and Great Wolf Resorts, Inc. on April 6, 2012.

99.2	Press Release, issued by Great Wolf Resorts, Inc. on April 8, 2012.

Additional Information and Where to Find It

The description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The tender offer is being made pursuant to a tender offer statement on Schedule TO filed by affiliates of Apollo Global Management, LLC with the SEC on March 13, 2012 as subsequently supplemented and amended. The Company filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer with the SEC on March 13, 2012, which has been subsequently amended. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement, in each case, and together with any amendments or supplements thereto, contain important information that should be read carefully before making any decision to tender securities in the tender offer.

Investors and stockholders may obtain free copies of the solicitation/recommendation statement and other documents filed by the parties at the SEC’s Web site at www.sec.gov or at the Company’s Web site at

corp.greatwolfresorts.com. The solicitation/recommendation statement and such other documents may also be obtained, when available, for free from the Company by directing such request to Investor Relations, 525 Junction Road, Ste. 6000 South Tower, Madison, WI 53717, telephone: (608) 662-4700.

Forward-Looking Statements

Statements herein regarding the proposed transaction among Apollo and Great Wolf, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Apollo and Great Wolf believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Apollo and Great Wolf or persons acting on Apollo’s or Great Wolf’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Apollo and Great Wolf undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in Great Wolf’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, which are available at the SEC’s Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

By:	/s/ James A. Calder
Name:	James A. Calder
Title:	Chief Financial Officer

Date: April 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of April 6, 2012, by and among K-9 Acquisition, Inc., K-9 Holdings, Inc. and Great Wolf Resorts, Inc.

99.1	Joint Press Release issued by K-9 Acquisition, Inc., K-9 Holdings, Inc. and Great Wolf Resorts, Inc. on April 6, 2012.

99.2	Press Release, issued by Great Wolf Resorts, Inc. on April 8, 2012.